Exhibit 10.71

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT dated as of September 30, 2010 (this “Amendment”), is entered into among MEMC ELECTRONIC MATERIALS, INC., a Delaware corporation (the “Borrower”), the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

STATEMENT OF PURPOSE

The Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of December 23, 2009 (as previously amended by that certain First Amendment to Credit Agreement dated as of June 29, 2010, as amended hereby and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

The Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement as more specifically set forth herein. Subject to the terms and conditions set forth herein, the Administrative Agent and each of the Lenders party hereto have agreed to grant such requests of the Borrower.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Capitalized Terms. Except as otherwise provided herein, all capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement (as amended by this Amendment).

2. Amendments.

(a) Section 1.01 of the Credit Agreement is hereby amended by deleting clause (c) of the definition of “Consolidated Funded Indebtedness” in its entirety and replacing it with the following:

(c) all direct obligations arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments, but excluding obligations arising under Performance Letters of Credit that constitute Letters of Credit

(b) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Liquidity Amount” in its entirety and replacing it with the following:

“Liquidity Amount” means, as of any date of measurement thereof, the aggregate amount (measured at the market value thereof on such date in Dollars, using the applicable Spot Rate on such date with respect to any amounts valued in a currency other than Dollars) of all Liquid Investments on such date, but excluding therefrom any Liquid Investment that is restricted from payment to the Administrative Agent or any Person in satisfaction of the Obligations in any manner or is otherwise not readily available to the Borrower in cash; provided that the Liquidity Amount shall be increased through March 31, 2011 by the amount by which the Aggregate Commitments exceed the Outstanding Amount of Loans and L/C Obligations on such date.

(c) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Non-Recourse Project Indebtedness” in its entirety and replacing it with the following:

“Non-Recourse Project Indebtedness” means Indebtedness of a Non-Recourse Subsidiary in the nature of a capital lease or secured loan and with respect to which the creditor has no recourse (including by virtue of a Lien, Guarantee or otherwise) to the Borrower or any Subsidiary other than (a) recourse to the Non-Recourse Subsidiary that is the obligor thereof and any Non-Recourse Subsidiary that is the sole owner of such obligor and (b) recourse to the Borrower or any Subsidiary in respect of Specified Surety Bonds.

(d) Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in its proper alphabetical order:

“Performance Guaranties” means (a) Performance Letters of Credit that do not constitute Letters of Credit and (b) Specified Surety Bonds.

“Performance Guaranty Limit” means $100,000,000.

“Specified Joint Venture” means that certain Person that is a contemplated joint venture described in the Specified Joint Venture Letter, in which (and so long as) the Borrower or a Subsidiary owns no more than 50% of the Equity Interests therein and neither the Borrower nor any Subsidiary is obligated, directly or as part of a Guarantee, for any Indebtedness of such Person.

“Specified Joint Venture Letter” means that certain letter from the Borrower to the Administrative Agent and the Lenders dated as of September 30, 2010 with respect to the Specified Joint Venture.

“Specified Surety Bonds” means surety bonds issued for the account of the Borrower or one or more of its Subsidiaries, including, without limitation, one or more Non-Recourse Subsidiaries, in support of warranty claims with respect to solar panels or other related equipment financed by Non-Recourse Project Indebtedness which may be paid by the Borrower or one or more of its Subsidiaries in the event that the manufacturer of such solar panels or other related equipment fails to honor any such warranty claims; provided that the aggregate amount at any time outstanding of all such surety bonds described above, when added to all other Performance Guaranties, does not exceed the Performance Guaranty Limit. The amount of any Specified Surety Bond shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Specified Surety Bond is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith.

(e) Section 7.02 of the Credit Agreement is hereby amended by (i) deleting the text “and” at the end of clause (k), (ii) replacing the “.” at the end of clause (l) with “; and”, and (iii) adding a new clause (m) to read as follows:

(m) Investments in an aggregate amount at any time outstanding not to exceed $200,000,000 in the Specified Joint Venture, but only so long as no Indebtedness of the Specified Joint Venture is recourse in any way to the Borrower or any of its Subsidiaries.

(f) Section 7.03 of the Credit Agreement is hereby amended by (i) deleting clause (c)(i) in its entirety and replacing it with the following , (ii) deleting the text “and” at the end of clause (h), (iii) replacing the “.” at the end of clause (i) with “;” and (iv) adding new clauses (j) and (k) to read as follows:

(c) …(i) the aggregate outstanding amount of Indebtedness (other than Specified Surety Bonds) of a Subsidiary that is not a Loan Party that is Guaranteed by the Borrower or any other Loan Party shall not exceed $20,000,000 at any time…

(j) Indebtedness in the form of unsecured Performance Letters of Credit that do not constitute Letters of Credit in an aggregate amount at any time outstanding, when added to all other Performance Guaranties, not to exceed Performance Guaranty Limit; and

(j) Guarantees and other Indebtedness in respect of Specified Surety Bonds.

3. Conditions to Effectiveness. This Amendment shall be effective as of the date hereof upon satisfaction of each of the following conditions:

(a) Executed Amendment. The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent.

(b) Fees and Expenses. The Borrower shall have paid to the Administrative Agent (or its applicable affiliate), all fees and expenses required to be paid on or before the date hereof in connection with this Amendment, in accordance with Section 10.04 of the Credit Agreement or any other Loan Document.

4. Loan Documents. Each Loan Party acknowledges and consents to the terms set forth herein and agrees that (a) both this Amendment and the Specified Joint Venture Letter constitute Loan Documents (and each use of the term “Loan Document” as used herein shall include this Amendment and the Specified Joint Venture Letter), and (b) this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents (as amended hereby).

5. Authority/Enforceability. Each Loan Party represents and warrants to the Administrative Agent and the Lenders that:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c) No consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d) The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its, or its Subsidiaries’ Organization Documents or (ii) materially violate, contravene or conflict with any Laws applicable to it or any of its Subsidiaries.

6. Effect of the Agreement. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Amendment shall not be deemed (a) to be a waiver of, or consent to, a modification of or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among any Loan Party, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

7. Representations and Warranties/No Default. By their execution hereof:

(a) Each Loan Party hereby certifies, represents and warrants to the Administrative Agent and the Lenders that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof (except to the extent that (i) any such representation or warranty that is qualified by materiality or by reference to Material Adverse Effect, in which case such representation or warranty is true and correct in all respects as of the date hereof or (ii) any such representation or warranty relates only to an earlier date, in which case such representation or warranty shall remain true and correct as of such earlier date) and that no Default or Event of Default has occurred or is continuing.

(b) Each Loan Party hereby certifies, represents and warrants to the Administrative Agent and the Lenders that:

(i) It has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each of the other documents executed in connection herewith to which it is a party in accordance with their respective terms and the transactions contemplated hereby.

(ii) This Amendment and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of the each Loan Party, and each such document constitutes the legal, valid and binding obligation of each Loan Party, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

8. Reaffirmations. Each Loan Party (a) agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Credit Agreement and each other Loan Document to which it is a party, (b) confirms and reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party and (c) agrees that the Credit Agreement and each other Loan Document to which it is a party remain in full force and effect and are hereby ratified and confirmed. In furtherance of the reaffirmations set forth in this Section 8, each Loan Party hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in, all Collateral and all proceeds thereof as security for the Obligations, in each case subject to any applicable terms and conditions set forth in the Loan Document to which it is a party.

9. Miscellaneous

(a) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

(b) Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

(c) Electronic Transmission. A facsimile, telecopy, pdf or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy, pdf or other reproduction hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	MEMC ELECTRONIC MATERIALS, INC.,

	By:	/s/ Timothy C. Oliver
	Name:	Timothy C. Oliver
	Title:	Senior Vice President and Chief Financial Officer

GUARANTORS:	MEMC HOLDINGS CORPORATION

	By:	/s/ Kurt R. Bruenning
	Name:	Kurt R. Bruenning
	Title:	Treasurer

MEMC INTERNATIONAL, INC.

	By:	/s/ Kurt R. Bruenning
	Name:	Kurt R. Bruenning
	Title:	Treasurer

MEMC PASADENA, INC.

	By:	/s/ Kurt R. Bruenning
	Name:	Kurt R. Bruenning
	Title:	Treasurer

SUN EDISON LLC

	By:	/s/ Kurt R. Bruenning
	Name:	Kurt R. Bruenning
	Title:	Treasurer

SUNEDISON CONTRACTING, LLC

	By:	/s/ Kurt R. Bruenning
	Name:	Kurt R. Bruenning
	Title:	Treasurer

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.

	By:	/s/ William S. Rowe
	Name:	William S. Rowe
	Title:	Senior Vice President

LENDERS:	BANK OF AMERICA, N.A.
as a Lender and the Swing Line Lender

	By:	/s/ William S. Rowe
	Name:	William S. Rowe
	Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION

	By:	/s/ Thomas S. Sherman
	Name:	Thomas S. Sherman
	Title:	SVP

U.S. BANK, NATIONAL ASSOCIATION

	By:	/s/ Kenneth R. Fieler
	Name:	Kenneth R. Fieler
	Title:	Assistant Vice President

DEUTSCHE BANK AG NEW YORK BRANCH

	By:	/s/ Oliver Schwarz
	Name:	Oliver Schwarz
	Title:	Director

	By:	/s/ Stefan Freckmann
	Name:	Stefan Freckmann
	Title:	Vice President

FIFTH THIRD BANK

By:	/s/ Robert M. Sander
Name:	Robert M. Sander
Title:	Vice President

HSBC BANK USA, N.A.

By:	/s/ Andrew Bicker
Name:	Andrew Bicker
Title:	Vice President